                                                                   Exhibit 10.50


                                                                Award No. ______

                            ASYST TECHNOLOGIES, INC.

                           2003 EQUITY INCENTIVE PLAN

                            STOCK OPTION AWARD NOTICE

Asyst Technologies, Inc. (the "Company"), pursuant to its 2003 Equity Incentive Plan (the "Plan"), hereby awards to Optionee an option over the number of shares of the Company's Common Stock set forth below. This stock option award is subject to all of the terms and conditions as set forth in this Stock Option Award Notice, and in the accompanying Stock Option Award Agreement, and Plan, all of which are deemed incorporated herein in their entirety as one single and fully integrated agreement (the "Option").

Optionee:                                          _____________________________
Date of Grant:                                     _____________________________
Vesting Commencement Date:                         _____________________________
Number of Shares Subject to Option (the "Shares"): _____________________________ Exercise Price (per Share subject to the Option): _____________________________
Option Expiration Date (Term):                     _____________________________

Incentive Stock Option:                            Yes    [ ]     No    [ ]

VESTING SCHEDULE: 1/4th of the Shares vest and become exercisable on the first anniversary of the Vesting Commencement Date; and 1/4th of the Shares vest and become exercisable on each of the subsequent three (3) anniversaries of the Vesting Commencement Date.]

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees that the Option is subject to, the terms and conditions set forth in this Stock Option Award Notice, the accompanying Stock Option Award Agreement, and the Plan. Optionee further acknowledges that as of the Date of Grant, this Stock Option Award Notice, the Stock Option Award Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject, except to the extent expressly provided to the contrary with respect to the following: (i) awards previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:                         _____________________________

Optionee understands and agrees that the Option may be amended or modified only as of and to the extent expressly agreed in writing, executed by Optionee and the Company.

ASYST TECHNOLOGIES, INC.                       OPTIONEE:

By: _______________________________            _________________________________
             Signature                                      Signature

Name: _____________________________            Name: ___________________________

Title: ____________________________            Date: ___________________________

Date: _____________________________

ATTACHMENTS: Stock Option Award Agreement and 2003 Equity Incentive Plan.

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                                                                Award No. ______

                          STOCK OPTION AWARD AGREEMENT

         Unless and to the extent otherwise expressly defined hereinafter, the terms in this Stock Option Award Agreement shall be given the same meanings as defined in the Stock Option Award Notice and the Plan. In the case of any inconsistency between the meaning of terms defined in such documents, the meanings of terms defined in the Plan shall control.

         1. Grant of Option. As of the Date of Grant, Asyst Technologies, Inc., a California corporation (the "Company"), has granted to Optionee a right to purchase the Shares at the Exercise Price per share, subject to the terms and provisions of the Stock Option Award Notice, this Stock Award Agreement, and the Plan, as may be amended from time to time. Except as otherwise provided in Sections 5 through 7, below, the Option will automatically expire on the Option Expiration Date. In no event shall the Option, or any portion, be exercised or deemed exercisable at any time beyond the Option Expiration Date. Optionee acknowledges and agrees that he or she has no right, title, interest or recourse, and the Company has no obligation or liability, with respect to the Option as of or following the Option Expiration Date.

                  (a) Incentive Stock Options. If designated as an Incentive Stock Option in the Stock Option Award Notice, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares designated as Incentive Stock Options which become exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate or subsidiary) exceeds $100,000, the Shares that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         2. Exercise of Option.

                  (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule, and with the applicable provisions of the Plan and this Stock Option Award Agreement. The Option shall be subject to the provisions of Section 11(c) of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction.

                  (b) Method of Exercise. The Option shall be exercisable only by delivery of a written notice which shall state the election to exercise the Option, the whole number of shares in respect of which the Option is being exercised, and such other provisions as may be required by the Committee. Such exercise notice shall be signed by the Optionee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Committee to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the exercise price provided in Section 3(d), below. An exercise may be made with respect to whole shares only, and not for a fraction of a share.

                  (c) Taxes. No shares subject to the Option will be delivered to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Committee for the satisfaction of applicable federal, state or local

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                                                                Award No. ______

tax withholding obligations, including, without limitation, obligations incident to the receipt of shares or the disqualifying disposition of shares received on exercise of a stock option. Such withholding obligations may be satisfied by any of the following means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the Shares otherwise issuable to the Optionee as a result of the exercise the Option; provided, however, that no Shares may be withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

                        (i) Regardless of any action the Company takes with
                  respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding ("Tax-Related Items"), the Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by the Optionee is and remains his or her responsibility and that the Company (1) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including the award, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) does not commit to structure the terms of the award or any aspect of the Option to reduce or eliminate the Optionee's liability for Tax-Related Items.

                        (ii) Prior to exercise of the Option, the Optionee shall
                  pay or make adequate arrangements satisfactory to the Company to satisfy all withholding and payment on account obligations of the Company. In this regard, the Optionee authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Optionee from his or her wages or other cash compensation paid to the Optionee by the Company or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Shares that the Optionee acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the number of Shares necessary to satisfy the minimum withholding amount. Finally, the Optionee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of the Optionee's participation in the Plan or the purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items as described in this section.

         3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate any applicable law:

                  (a) cash;

                  (b) check;

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                                                                Award No. ______

                  (c) surrender of shares or delivery of Common Stock which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares which are being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the exercise price); or

                  (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

         4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable laws.

         5. Termination or Change of Continuous Service. In the event the Optionee's Continuous Service terminates, other than due to the Optionee's death or Disability (as defined in the Plan), the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option within the period of time ending on the earlier of (i) the date three (3) months following the Termination Date (if the termination is determined by the Company, for any reason), (ii) the date 30 days following the Termination Date (if the termination is determined by the Optionee, for any reason), or (iii) the Option Expiration Date (the "Post-Termination Exercise Period"). In no event shall the Option be exercised or deemed exercisable later than the Option Expiration Date set forth herein. In the event of the Optionee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Committee, continue to vest. Except as provided in Sections 6 and 7 below, to the extent that the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate. In no event shall the Option be exercised or deemed exercisable at any time with respect to Shares which have not vested as of the Termination Date.

         6. Disability of Optionee. In the event the Optionee's Continuous Service terminates as a result of his or her Disability (as defined in the Plan), the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Option Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date. To the extent that the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall expire. In no event shall the Option be exercised or deemed exercisable at any time with respect to Shares which have not vested as of the Termination Date.

         7. Death of Optionee. In the event of the termination of the Optionee's Continuous Service as a result of his or her death, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated pursuant to Section 6(d) of the Plan, but only to the extent the Optionee could exercise the Option at the date of termination, within twelve (12) months from the date of death

                                       4

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                                                                Award No. ______

(but in no event later than the Option Expiration Date). To the extent that the Optionee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall expire. In no event shall the Option be exercised or deemed exercisable at any time with respect to Shares which have not vested as of the Termination Date.

         8. Transferability of Option. The Option may be transferred by will, by the laws of descent and distribution, and to the extent and in the manner authorized by the Committee, to members of the Optionee's immediate family (as determined by the Committee) or pursuant to a domestic relations order. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         9. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

         10. Tax Consultation. The Optionee understands that he or she may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the shares under the Plan. The Optionee represents that he or she has consulted or will have an opportunity to consult with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the shares and that the Optionee is not relying on the Company for any tax advice.

         11. Entire Agreement: Governing Law. Except to the extent expressly identified on the Stock Option Award Notice, the Stock Option Award Notice, the Stock Option Award Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. Nothing in the Stock Option Award Notice, the Stock Option Award Agreement and the Plan (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Stock Option Award Notice, the Stock Option Award Agreement and the Plan are to be construed in accordance with and governed by the laws of the State of California without giving effect to any conflict of law rule. Should any provision of the Stock Option Award Notice, the Stock Option Award Agreement and the Plan be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         12. Headings. The captions used in the Stock Option Award Notice, the Stock Option Award Agreement and the Plan are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

         13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice),

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                                                                Award No. ______

with postage and fees prepaid, addressed to the other party at its address as shown below or to such other address as such party may designate in writing from time to time to the other party.

         14. Rights as Shareholder. Until the Optionee has satisfied all requirements for exercise of the Option pursuant to the terms of the Stock Option Award Notice, the Stock Option Award Agreement and the Plan, the Optionee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any Shares.

         15. Mandatory Arbitration to Resolve Disputes. Any differences, disputes or controversies arising from the Option, and rights or obligations hereunder, shall be exclusively submitted to binding arbitration before an independent and qualified arbitrator in accordance with the American Arbitration Association and its rules then in effect, without reference to conflict of laws principles. Arbitration shall be the exclusive forum for any dispute, claim or cause arising with respect to the Option or hereunder, and the decision and award by the arbitrator shall be final, binding upon and non-appealable by the parties and may be entered in any state court of California having jurisdiction. The arbitrator shall be without authority or jurisdiction to award either party its attorneys' fees or costs incurred in the matter. In addition, the arbitrator shall be without authority or jurisdiction to award either party, for any claim, cause or action arising hereunder, any incidental, special, consequential or exemplary damages of any nature, including but not limited to punitive damages; provided, however, that provisional or injunctive remedies and relief shall be available as appropriate to each party.

         16. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising with respect to the Option or hereunder, or the rights, duties or liabilities created hereby.

         17. Nature of Option. In accepting the Option, the Optionee acknowledges and agrees that:

                  (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

                  (b) the award of the Option is voluntary and occasional, and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

                  (c) all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

                  (d) the Optionee's participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Company to terminate the Optionee's employment relationship at any time, with or without cause;

                  (e) the Optionee is voluntarily participating in the Plan;

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                                                                Award No. ______

                  (f) the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Optionee's employment contract, if any;

                  (g) the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

                  (h) in the event that the Optionee is not an employee of the Company, the Option will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Company;

                  (i) the future value of the Shares is unknown and cannot be predicted with certainty;

                  (j) if the Shares do not increase in value, the Options will have no value;

                  (k) if the Optionee exercises the Option and obtains Shares, the value of the Shares obtained upon exercise may increase or decrease in value, even below the Exercise Price;

                  (l) in consideration of the Option, the Optionee does not acquire any claim or entitlement to compensation or damages that otherwise could arise from termination of the Option or diminution in value of the Option, or Shares purchased through exercise of the Option, upon termination of the Optionee's employment by the Company (for any reason whatsoever and whether or not in breach of local labor laws), and the Optionee hereby irrevocably waives and releases the Company from any such claim or entitlement that may arise; if, notwithstanding the foregoing, any such claim or entitlement is found by a court of competent jurisdiction to have arisen;

                  (m) by signing this Stock Option Award Agreement, the Optionee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement;

                  (n) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Optionee's employment (whether or not in breach of local labor laws), the Optionee's right to receive Shares under the Plan, or vesting of such right, if any, will terminate automatically as of the Termination Date, and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of "garden leave" or similar period pursuant to local law);

                  (o) in the event of involuntary termination of employment (whether or not in breach of local labor laws), the Optionee's right to exercise the Option after termination of employment, if any, will be determined as otherwise provided herein and will not be extended by any notice period mandated under local law; and

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                                                                Award No. ______

                  (p) the Committee shall have the exclusive discretion to determine when the Optionee is no longer actively employed for purposes of this Option.

         18. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Company and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Optionee's participation in the Plan.

                  (a) The Optionee understands that the Company may hold certain personal information about him or her, including, but not limited to, the Optionee's name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of the Option or any other entitlement to Shares, canceled, exercised, vested, unvested or outstanding in the Optionee's favor, for the purpose of implementing, administering and managing the Plan ("Data"). The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee's country or elsewhere, and that the recipients `country may have different data privacy laws and protections than the Optionee's country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Shares acquired upon exercise of the Option. The Optionee understands that Data will be held as long as is reasonably necessary to implement, administer and manage the Optionee's participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee's local human resources representative. The Optionee understands, however, that refusing or withdrawing his or her consent may affect the Optionee's ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

         19. Language. If the Optionee has received this or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

         20. AT WILL RELATIONSHIP. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION RESULTS ONLY BY CONTINUING SERVICES OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TERMS AND CONDITIONS WHICH ARE

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                                                                Award No. ______

INCORPORATED HEREIN AND MADE A PART HEREOF BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR OTHERWISE WITH OR BY THE COMPANY, OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, FOR THE VESTING PERIOD OR FOR ANY PERIOD OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANT OR OTHER RELATIONSHIP AT ANY TIME, FOR ANY REASON, WITH OR WITHOUT CAUSE.

         21. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option under the Plan and participation in the Plan, or future options that may be granted under the Plan, by electronic means or to request the Optionee's consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

                          ****************************

         Optionee acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and conditions of the Stock Option Award Notice, the Stock Option Award Agreement and the Plan. Optionee has had the opportunity to review the Stock Option Award Notice, the Stock Option Award Agreement and the Plan in their entirety, as well as to obtain the advice of counsel, and fully understands all provisions of the Stock Option Award Notice, the Stock Option Award Agreement and the Plan. The Optionee agrees to notify the Company upon any change in the residence address below.

Submitted by:                                       Accepted by:

OPTIONEE:                                           ASYST TECHNOLOGIES, INC.

                                                    By: ________________________

                                                    Title: _____________________
___________________________________________
             (Signature)

Address:                                            Address:

____________________________________________
                                                    48761 Kato Road
____________________________________________        Fremont, CA 94538

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